Exhibit 99.1

Magnachip Reports Results for Second Quarter 2026

Q2 Results Summary

•
Consolidated revenue from continuing operations (which includes Power Analog Solutions (“PAS”) and Power IC (“PIC”) businesses) was $44.7 million, within the guidance range of $44.5 to $48.5 million.
•
Consolidated gross profit margin from continuing operations of 19.3% was above the high end of our guidance range of 17.0% to 19.0%.

Recent Highlights

•
Appointment of Chae Lee as Chief Executive Officer
•
Launches New 6th-Generation 600V SJ MOSFETs for AI Servers and EV Charging Applications
•
Formed strategic partnership with Navitas Semiconductor to license SiC technology for use in high-voltage and ultra-high-voltage power markets

SEOUL, South Korea, July 29, 2026 – Magnachip Semiconductor Corporation (NYSE: MX) (“Magnachip” or the “Company”) today announced financial results for the second quarter 2026.

Chae Lee, Magnachip’s CEO said, “Our second quarter results underscore both the challenges and the opportunity ahead. Our strategic relationship with Navitas marks an important milestone toward our plan to rebuild Magnachip. As I have met with our employees and customers over the past month, I have become increasingly confident in the strength of Magnachip's technology, engineering talent and manufacturing capabilities. Building on the strategic transformation already underway, we are focused on developing more differentiated power semiconductor solutions, improving our execution, and positioning Magnachip to compete through advanced innovation. While this transformation will take time, I believe it will strengthen our competitive position and create greater long-term shareholder value."

Q2 2026 Financial Highlights
	In thousands of U.S. dollars, except share data
	GAAP
	Q2 2026	Q1 2026	Q/Q change			Q2 2025	Y/Y change
Net Sales	44,704	46,208	down	3.3%		47,622	down	6.1%
Power Analog Solutions	40,574	41,647	down	2.6%		42,261	down	4.0%
Power IC	4,130	4,561	down	9.4%		5,361	down	23.0%
Gross Profit Margin	19.3%	15.6%	up	3.7	%pts	20.4%	down	1.1	%pts
Power Analog Solutions	17.2%	12.8%	up	4.4	%pts	18.2%	down	1.0	%pts
Power IC	40.9%	40.4%	up	0.5	%pts	37.4%	up	3.5	%pts
Operating Loss	(9,976)	(7,170)	down	39.1%		(6,598)	down	51.2%
Income (Loss) from continuing operations	(7,601)	(4,697)	down	61.8%		9,203	down	182.6%
Basic Earnings (Loss) per Common Share	(0.21)	(0.13)	down	61.5%		0.26	down	180.8%
Diluted Earnings (Loss) per Common Share	(0.21)	(0.13)	down	61.5%		0.25	down	184.0%

	In thousands of U.S. dollars, except share data
	Non-GAAP(1)
	Q2 2026	Q1 2026	Q/Q change			Q2 2025	Y/Y change
Adjusted Operating Loss	(6,976)	(6,527)	down	6.9%		(4,776)	down	46.1%
Adjusted EBITDA	(4,219)	(3,640)	down	15.9%		(1,542)	down	173.6%
Adjusted Loss	(4,901)	(4,073)	down	20.3%		(1,978)	down	147.8%
Adjusted Loss per Common Share—Diluted	(0.13)	(0.11)	down	18.2%		(0.05)	down	160.0%

(1)
Management believes that non-GAAP financial measures, when viewed in conjunction with GAAP results, can provide a meaningful understanding of the factors and trends affecting our business and operations and assist in evaluating our core operating performance. However, such non-GAAP financial measures have limitations and should not be considered as a substitute for net loss or as a better indicator of our operating performance than measures that are presented in accordance with GAAP. A reconciliation of historical GAAP results to non-GAAP results is included in this press release.

Q3 2026 Financial Guidance

While actual results may vary, Magnachip currently expects the following:

•
Consolidated revenue from continuing operations (which includes Power Analog Solutions and Power IC businesses) to be in the range of $41.5 million to $45.5 million, a decrease of 2.7% sequentially and a decrease of 5.2% year-over-year at the mid-point. This compares with $44.7 million in Q2 2026 and $45.9 million in Q3 2025.
•
Consolidated gross profit margin from continuing operations to be in the range of 17% to 19%, compared with 19.3% in Q2 2026 and 18.6% in Q3 2025. The sequential decline is primarily due to an unfavorable product mix.

Commenting on the third quarter guidance, Shinyoung Park, Chief Financial Officer, said, “We continue to see healthy demand for our Low Voltage BatteryFET product line for mobile products. Nevertheless, we expect third-quarter revenue to decline sequentially due to three near-term factors: packaging constraints in our supply chain that are limiting our ability to fully satisfy demand, lower-than-expected customer volumes in certain consumer applications, and an unfavorable product mix resulting from continued pricing pressure on our legacy products.”

Q2 2026 Earnings Conference Call

Magnachip will host a corresponding conference call at 2:00 p.m. PT / 5:00 p.m. ET on Wednesday, July 29, 2026, to discuss its financial results. In advance of the conference call, all participants must use the following link to complete the online registration process. Upon registering, each participant will receive access details for this event including the dial-in numbers, a PIN number, and an e-mail with detailed instructions to join the conference call. A live and archived webcast of the conference call and a copy of the earnings release will be accessible from the ‘Investors’ section of the Company’s website at www.magnachip.com.

Online registration: https://register-conf.media-server.com/register/BIb70b5b5cb65045238d2757182fd0d278

Safe Harbor for Forward-Looking Statements

Information in this press release regarding Magnachip’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include expectations regarding our financial performance and business outlook, including third quarter 2026 revenue and gross profit margin, future growth and revenue opportunities, strategic relationships, product development and commercialization, and other future events. All forward-looking statements included in this release are based upon information available to Magnachip as of the date of this release. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include, among others: changes in macroeconomic conditions, trade policies, geopolitical conditions and market conditions; manufacturing capacity constraints, supply chain disruptions and changes in customer demand; the impact of competitive products and pricing; our ability to establish, maintain and expand strategic relationships with customers and business partners, and to realize the anticipated benefits of those relationships; customer acceptance of our products and technologies; our ability to develop, introduce and ramp new products into volume production; changes in semiconductor industry supply and demand, including overcapacity and manufacturing utilization; financial stability in foreign markets and the impact of foreign exchange rates; unanticipated costs and expenses; changes in, or compliance with, applicable trade, export and other laws and regulations; public health issues; other business interruptions; and other risks described in Magnachip's filings with the SEC, including our Annual Report on Form 10-K filed on March 16, 2026. Magnachip assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

About Magnachip Semiconductor

Magnachip is a designer and manufacturer of analog and mixed-signal power semiconductor platform solutions for various applications, including industrial, automotive, communication, consumer and computing. The Company provides a broad range of standard products to customers worldwide. Magnachip, with about 45 years of operating history, owns a substantial number of registered patents and pending applications, and has extensive engineering, design and manufacturing process expertise. For more information, please visit www.magnachip.com.

CONTACT:

Mike Bishop

Bishop IR, LLC

Tel. +1 (415) 891-9633

mike@bishopir.com

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net sales	44,704	46,208	47,622	90,912	92,344
Cost of sales	36,056	39,014	37,910	75,070	73,270
Gross profit	8,648	7,194	9,712	15,842	19,074
Gross profit as a percentage of net sales	19.3%	15.6%	20.4%	17.4%	20.7%
Operating expenses:
Selling, general and administrative expenses	8,747	7,666	8,976	16,413	18,179
Research and development expenses	7,896	6,698	6,488	14,594	11,925
Other charges	1,981	—	846	1,981	846
Total operating expenses	18,624	14,364	16,310	32,988	30,950
Operating loss	(9,976)	(7,170)	(6,598)	(17,146)	(11,876)
Interest income	949	1,063	1,322	2,012	2,862
Interest expense	(320)	(373)	(373)	(693)	(796)
Foreign currency gain (loss), net	(526)	(115)	10,797	(641)	10,392
Other income (loss), net	286	(10)	(83)	276	31
Income (Loss) from continuing operations before income tax benefit, net	(9,587)	(6,605)	5,065	(16,192)	613
Income tax benefit, net	(1,986)	(1,908)	(4,138)	(3,894)	(4,539)
Income (Loss) from continuing operations	(7,601)	(4,697)	9,203	(12,298)	5,152
Income (Loss) from discontinued operations, net of tax	2,786	50	(8,880)	2,836	(13,707)
Net income (loss)	$(4,815)	$(4,647)	$323	$(9,462)	$(8,555)
Basic earnings (loss) per common share—
Continuing operations	$(0.21)	$(0.13)	$0.26	$(0.34)	$0.14
Discontinuing operations	0.08	0.00	(0.25)	0.08	(0.37)
Total	$(0.13)	$(0.13)	$0.01	$(0.26)	$(0.23)
Diluted earnings (loss) per common share—
Continuing operations	$(0.21)	$(0.13)	$0.25	$(0.34)	$0.14
Discontinuing operations	0.08	0.00	(0.24)	0.08	(0.37)
Total	$(0.13)	$(0.13)	$0.01	$(0.26)	$(0.23)
Weighted average number of shares—
Basic	36,454,812	36,407,581	36,083,703	36,431,327	36,483,551
Diluted	36,454,812	36,407,581	36,768,647	36,431,327	37,209,622

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	June 30, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$87,936	$103,756
Accounts receivable, net	23,788	26,022
Inventories, net	34,136	34,151
Other receivables	4,096	2,882
Prepaid expenses	4,346	5,062
Hedge collateral	4,540	1,200
Other current assets	5,631	3,782
Total current assets	164,473	176,855
Property, plant and equipment, net	92,243	100,204
Operating lease right-of-use assets	1,423	2,070
Intangible assets, net	395	454
Long-term prepaid expenses	498	584
Deferred income taxes	60,217	64,248
Other non-current assets	5,602	7,114
Total assets	$324,851	$351,529
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$21,127	$20,848
Other accounts payable	5,690	11,444
Accrued expenses	7,696	6,929
Accrued income taxes	38	81
Operating lease liabilities	1,144	1,427
Current portion of long-term borrowings	25,949	—
Other current liabilities	6,044	2,681
Total current liabilities	67,688	43,410
Long-term borrowings	15,566	44,599
Accrued severance benefits, net	11,908	11,502
Non-current operating lease liabilities	324	690
Other non-current liabilities	2,833	3,078
Total liabilities	98,319	103,279
Commitments and contingencies
Stockholders’ equity
Common stock, $0.01 par value, 150,000,000 shares authorized, 58,318,707 shares issued and 36,510,111 outstanding at June 30, 2026 and 58,027,696 shares issued and 36,219,100 outstanding at December 31, 2025	581	579
Additional paid-in capital	283,263	281,537
Retained earnings	205,390	214,852
Treasury stock, 21,808,596 shares at June 30, 2026 and 21,808,596 shares at December 31, 2025, respectively	(229,910)	(229,910)
Accumulated other comprehensive loss	(32,792)	(18,808)
Total stockholders’ equity	226,532	248,250
Total liabilities and stockholders’ equity	$324,851	$351,529

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended	Six Months Ended
	June 30, 2026	June 30, 2026	June 30, 2025
Cash flows from operating activities
Net loss	$(4,815)	$(9,462)	$(8,555)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	2,755	5,637	6,661
Provision for severance benefits	1,126	2,338	2,175
Loss (gain) on foreign currency, net	1,616	5,878	(18,085)
Provision (reversal) for inventory reserves	(903)	(1,224)	845
Stock-based compensation	1,019	1,662	1,492
Impairment charges	—	—	7,362
Deferred income tax assets	—	8	(649)
Others, net	54	128	476
Changes in operating assets and liabilities
Accounts receivable, net	(593)	1,018	(4,600)
Inventories	(1,029)	(1,220)	(4,979)
Other receivables	301	(1,246)	(5,835)
Prepaid expenses	1,532	1,380	4,621
Other current assets	(1,157)	(2,882)	675
Accounts payable	10	581	2,559
Other accounts payable	(5,436)	(5,690)	(4,972)
Accrued expenses	2,355	1,287	(2,022)
Accrued income taxes	(8)	(41)	22
Other current liabilities	(433)	160	(546)
Other non-current liabilities	347	400	8
Payment of severance benefits	(461)	(689)	(9,843)
Others, net	(782)	(969)	3,389
Net cash used in operating activities	(4,502)	(2,946)	(29,801)
Cash flows from investing activities
Proceeds from settlement of hedge collateral	4,334	4,334	2,237
Payment of hedge collateral	(4,043)	(7,828)	—
Purchase of property, plant and equipment	(1,329)	(5,244)	(12,083)
Payment for intellectual property registration	(43)	(67)	(85)
Collection of guarantee deposits	135	2,026	2,336
Payment of guarantee deposits	—	(158)	(297)
Others, net	—	49	180
Net cash used in investing activities	(946)	(6,888)	(7,712)
Cash flows from financing activities
Proceeds from long-term borrowings	—	—	6,964
Proceeds from issuance of common stock	66	66	—
Acquisition of treasury stock	(25)	(201)	(4,020)
Repayment of financing related to water treatment facility arrangement	(107)	(217)	(225)
Repayment of principal portion of finance lease liabilities	(32)	(66)	(80)
Net cash provided by (used in) financing activities	(98)	(418)	2,639
Effect of exchange rates on cash and cash equivalents	(1,072)	(5,568)	9,590
Net decrease in cash and cash equivalents	(6,618)	(15,820)	(25,284)
Cash and cash equivalents
Beginning of the period	94,554	103,756	138,610
End of the period	$87,936	$87,936	$113,326

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF OPERATING LOSS FROM CONTINUING OPERATIONS TO ADJUSTED OPERATING LOSS FROM CONTINUING OPERATIONS

(In thousands of U.S. dollars)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Operating loss– continuing operations	$(9,976)	$(7,170)	$(6,598)	$(17,146)	$(11,876)
Adjustments:
Equity-based compensation expense	1,019	643	976	1,662	1,844
Other charges	1,981	—	846	1,981	846
Adjusted Operating Loss– continuing operations	$(6,976)	$(6,527)	$(4,776)	$(13,503)	$(9,186)

We present Adjusted Operating Loss from continuing operations as a supplemental measure of our performance. We define Adjusted Operating Loss from continuing operations for the periods indicated as operating loss from continuing operations adjusted to exclude (i) Equity-based compensation expense and (ii) Other charges.

For the three and six months ended June 30, 2026, we recorded $1,981 thousand of other charges, consisting of a $1,095 thousand customer goodwill payment related to a certain product, and $886 thousand of one-time employee incentives. For the same period in 2025, we recorded $496 thousand of one-time employee incentives and $350 thousand of certain executive separation benefit related accruals.

MAGNACHIP SEMICONDUCTOR CORPORATION AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA FROM CONTINUING OPERATIONS AND ADJUSTED LOSS FROM CONTINUING OPERATIONS

(In thousands of U.S. dollars, except share data)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Income (Loss) from continuing operations	$(7,601)	$(4,697)	$9,203	$(12,298)	$5,152
Adjustments:
Interest income	(949)	(1,063)	(1,322)	(2,012)	(2,862)
Interest expense	320	373	373	693	796
Income tax benefit, net	(1,986)	(1,908)	(4,138)	(3,894)	(4,539)
Depreciation and amortization	2,750	2,877	3,237	5,627	6,357
EBITDA – continuing operations	(7,466)	(4,418)	7,353	(11,884)	4,904
Equity-based compensation expense	1,019	643	976	1,662	1,844
Foreign currency loss (gain), net	526	115	(10,797)	641	(10,392)
Derivative valuation loss (gain), net	(279)	20	80	(259)	51
Other charges	1,981	—	846	1,981	846
Adjusted EBITDA – continuing operations	$(4,219)	$(3,640)	$(1,542)	$(7,859)	$(2,747)
Income (Loss) from continuing operations	$(7,601)	$(4,697)	$9,203	$(12,298)	$5,152
Adjustments:
Equity-based compensation expense	1,019	643	976	1,662	1,844
Foreign currency loss (gain), net	526	115	(10,797)	641	(10,392)
Derivative valuation loss (gain), net	(279)	20	80	(259)	51
Other charges	1,981	—	846	1,981	846
Income tax effect on non-GAAP adjustments	(547)	(154)	(2,286)	(701)	(2,263)
Adjusted Loss – continuing operations	$(4,901)	$(4,073)	$(1,978)	$(8,974)	$(4,762)
Adjusted Loss – continuing operations per common share—
- Basic	$(0.13)	$(0.11)	$(0.05)	$(0.25)	$(0.13)
- Diluted	$(0.13)	$(0.11)	$(0.05)	$(0.25)	$(0.13)
Weighted average number of shares – basic	36,454,812	36,407,581	36,083,703	36,431,327	36,483,551
Weighted average number of shares – diluted	36,454,812	36,407,581	36,083,703	36,431,327	36,483,551

We present Adjusted EBITDA from continuing operations and Adjusted Loss from continuing operations as supplemental measures of our performance. We define Adjusted EBITDA from continuing operations for the periods indicated as EBITDA – continuing operations (as defined below), adjusted to exclude (i) Equity-based compensation expense, (ii) Foreign currency loss (gain), net, (iii) Derivative valuation loss (gain), net and (iv) Other charges. EBITDA – continuing operations for the periods indicated is defined as income (loss) from continuing operations before interest income, interest expense, income tax benefit, net and depreciation and amortization.

We prepare Adjusted Loss from continuing operations by adjusting income (loss) from continuing operations to eliminate the impact of a number of non-cash expenses and other items that may be either one time or recurring that we do not consider to be indicative of our core ongoing operating performance. We believe that Adjusted Loss from continuing operations is particularly useful because it reflects the impact of our asset base and capital structure on our operating performance. We define Adjusted Loss from continuing operations for the periods as net loss, adjusted to exclude (i) Equity-based compensation expense, (ii) Foreign currency loss (gain), net, (iii) Derivative valuation loss (gain), net, (iv) Other charges and (v) Income tax effect on non-GAAP adjustments.

For the three and six months ended June 30, 2026, we recorded $1,981 thousand of other charges, consisting of a $1,095 thousand customer goodwill payment related to a certain product, and $886 thousand of one-time employee incentives. For the same period in 2025, we recorded $496 thousand of one-time employee incentives and $350 thousand of certain executive separation benefit related accruals.